UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018

PRA Health Sciences, Inc.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001-36732 (Commission File Number)	46-3640387 (IRS Employer Identification No.)

4130 ParkLake Avenue

Suite 400

Raleigh, NC 27612

(Address of principal executive offices) (Zip Code)

(919) 786-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On May 31, 2018, the stockholders of PRA Health Sciences, Inc. (the “Company”) approved the PRA Health Sciences, Inc. 2018 Stock Incentive Plan, authorizing the issuance of up to 2,000,000 shares of common stock, par value $0.01 per share, of the Company. The material terms of the 2018 Plan are described in the Company’s definitive proxy statement, dated April 20, 2018, under the heading “Proposal 4 — Approval of the PRA Health Sciences, Inc. 2018 Stock Incentive Plan”, which is incorporated herein by reference.

The PRA Health Sciences, Inc. 2018 Stock Incentive Plan is filed as Exhibit 10.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 31, 2018.  For more information on the following proposals submitted to shareholders, see the Company’s definitive proxy statement dated April 20, 2018.  Below are the final voting results.

Proposal No. 1 — Election of Directors

The following two individuals were elected to the Company’s Board of Directors to serve as Class I directors until the Company’s 2021 annual meeting of stockholders and until their successors have been duly elected and qualified.

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Max C. Lin	53,783,288	0	4,345,777	1,258,681
Matthew P. Young	57,614,008	0	515,057	1,258,681

Proposal No. 2 — Ratification of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
59,101,671	162,690	123,385	0

Proposal No. 3 — Non-Binding Vote on Executive Compensation

The stockholders approved, on an advisory, non-binding basis, the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
54,804,718	3,198,934	125,413	1,258,681

Proposal No. 4 — Approval of the PRA Health Sciences, Inc. 2018 Stock Incentive Plan

The stockholders approved the PRA Health Sciences, Inc. 2018 Stock Incentive Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
57,288,798	835,025	5,242	1,258,681

Item 9.01. Financial Statements and Exhibits.

(d)           The stockholders approved the PRA Health Sciences, Inc. 2018 Stock Incentive Plan.

Exhibit	Description
10.1	PRA Health Sciences, Inc. 2018 Stock Incentive Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

PRA Health Sciences, Inc.

Date: May 31, 2018	By:	/s/ Timothy J. McClain
	Name:	Timothy J. McClain
	Title:	Vice President of Legal Affairs